UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2011

TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification Number)
Incorporation)

80 Pine Street, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
NONE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.3

Item 8.01. Other Events.
Attached as Exhibit 99.1 hereto (and incorporated herein by reference) is a presentation regarding the proposed merger between Transatlantic Holdings, Inc. (“Transatlantic”) and Allied World Assurance Company Holdings, AG (“Allied World”). Transatlantic is re-filing this investor presentation to supplement the information on slides 5, 24, 30 and 38.
On September 12, 2011, Transatlantic filed Amendment No. 5 (“Amendment 5”) to the Solicitation/Recommendation Statement on Schedule 14D-9 originally filed by Transatlantic on July 28, 2011. A copy of Amendment 5 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
On September 12, 2011, Transatlantic issued a press release with a statement in response to Institutional Shareholder Services’ recent report regarding Transatlantic’s proposed merger with Allied World. A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Presentation of Transatlantic Holdings, Inc., dated September 2011.

99.2	Amendment 5 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on September 12, 2011).

99.3	Press release of Transatlantic Holdings, Inc., dated September 12, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC.
(Registrant)

	By:	/s/ Gary A. Schwartz Gary A. Schwartz
Executive Vice President and General Counsel

Date: September 12, 2011

Exhibit Index

Exhibit No.	Description
99.1	Presentation of Transatlantic Holdings, Inc., dated September 2011.

99.2	Amendment 5 to Solicitation/Recommendation Statement (incorporated by reference from the Schedule 14D-9/A filed by Transatlantic Holdings, Inc. on September 12, 2011).

99.3	Press release of Transatlantic Holdings, Inc., dated September 12, 2011.